Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

JUNE 30, 2014

BioMed Realty Trust, Inc.	Corporate Communications Contact	www.biomedrealty.com
17190 Bernardo Center Drive	Rick Howe	(858) 485-9840 phone
San Diego, CA 92128	Senior Director, Corporate Communications	(858) 485-9843 fax
richard.howe@biomedrealty.com

TABLE OF CONTENTS

JUNE 30, 2014

	Page		Page
Second Quarter Highlights	3	Common Stock Data	20
Investor Information	4	Market Summary	21
Equity Research Coverage	5	Property Listing - Consolidated Portfolio	22-24
Financial and Operating Highlights	6	Development, Redevelopment and Development Potential
Capitalization Summary	7		25
Portfolio Summary	8	Capital Expenditures	26
Consolidated Balance Sheets	9	Property Listing - Unconsolidated Partnerships	27
Consolidated Statements of Operations	10	Lease Expirations	28
Balance Sheet / Operations Statement Detail	11	Expirations by Market	29
FFO, CFFO and AFFO	12	10 Largest Tenants	30
FFO, CFFO and AFFO per Share	13	Same Property Analysis	31
Reconciliation of EBITDA and Adjusted EBITDA	14	Future Lease Commencements	32
Reconciliation of Net Operating Income	15	Acquisitions	33
Interest Expense	16	Leasing Activity	34
Coverage Ratios	17	Tenant Improvements, Leasing Commissions and Tenant Concessions
Debt Summary	18		35
Debt Maturities	19	Non-GAAP Financial Measure Definitions	36
		Definitions	37

This Supplemental Operating and Financial Data package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include, without limitation: general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases, dependence on tenants’ financial condition, and competition from other developers, owners and operators of real estate); adverse economic or real estate developments in the life science industry or the company’s target markets; risks associated with the availability and terms of financing, the use of debt to fund acquisitions, developments and other investments, and the ability to refinance indebtedness as it comes due; failure to maintain the company’s investment grade credit ratings with the ratings agencies; failure to manage effectively the company’s growth and expansion into new markets, or to complete or integrate acquisitions and developments successfully; reductions in asset valuations and related impairment charges; risks and uncertainties affecting property development and construction; risks associated with tax credits, grants and other subsidies to fund development activities; risks associated with downturns in foreign, domestic and local economies, changes in interest rates and foreign currency exchange rates, and volatility in the securities markets; ownership of properties outside of the United States that subject the company to different and potentially greater risks than those associated with the company’s domestic operations; risks associated with the company’s investments in loans, including borrower defaults and potential principal losses; potential liability for uninsured losses and environmental contamination; risks associated with the company’s potential failure to qualify as a REIT under the Internal Revenue Code of 1986, as amended, and possible adverse changes in tax and environmental laws; and risks associated with the company’s dependence on key personnel whose continued service is not guaranteed. For a further list and description of such risks and uncertainties, see the reports filed by the company with the Securities and Exchange Commission, including the company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. The company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

All amounts shown in this report are unaudited.

This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of BioMed Realty Trust, Inc. Any offers to sell or solicitations to buy securities of BioMed Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

SECOND QUARTER HIGHLIGHTS

JUNE 30, 2014

Financial and Operating Performance

•

Executed 63 leasing transactions during the quarter representing approximately 812,200 square feet, contributing to an increase in the operating portfolio leased percentage on a weighted-average basis of 92.0% at quarter end;

•	Increased same property net operating income on a cash basis by 6.7% year-over-year;

•	Set new company records for total and rental revenues of approximately $171.2 million and $120.9 million, respectively; and

•

Generated funds from operations (FFO) and core funds from operations (CFFO) of $0.40 per diluted share and adjusted funds from operations (AFFO) of $0.32 per diluted share, and reported net income available to common stockholders for the quarter of approximately $18.6 million, or $0.10 per diluted share.

Acquisitions and Development

•

Added approximately one million square feet to the company’s portfolio through its fully-leased investment in the 300 George Street and 100 College Street properties adjacent to the Yale School of Medicine in New Haven, Connecticut;

•

Initiated a new, fully-leased build-to-suit investment to comprise approximately 42,400 square feet of laboratory and office space in the Cambridge Science Park in Cambridge, United Kingdom. The property is 100% pre-leased to Takeda Pharmaceutical Company Limited for 16 years;

•	Commenced construction of a 121,600 square foot laboratory and office building at the BioMed Realty Research Center (formerly 500 Fairview Avenue) in Seattle, Washington;

•

Entered into a 99-year ground lease on a 10-acre site in Philidelphia for future development through a collaboration between Drexel University and Wexford Science & Technology, a subsidiary of BioMed Realty; and

•

Received an early payoff of the company’s investment in the construction loan for the Fan Pier development project in Boston, Massachusetts, totaling $199.3 million, reflecting the repayment of $191.2 million in principal and accrued interest receivable, and prepayment fees of approximately $8.1 million.

Financing Activity

•	Repaid in full the $333.4 million principal amount outstanding on its mortgage loan secured by the Center for Life Science | Boston, which bore interest at 7.75% per annum;

•

Received an upgrade on the company’s investment grade corporate credit rating from Standard & Poor’s Ratings Services to BBB, after receiving a positive outlook from Moody’s Investors Service in March 2014; and

•	Completed a public offering of $400 million aggregate principal amount of 2.625% Senior Notes due 2019, priced at 99.408% of the principal amount to yield 2.752% to maturity.

About BioMed Realty Trust

BioMed Realty, with its trusted expertise and valuable relationships, delivers optimal real estate solutions for biotechnology and pharmaceutical companies, scientific research institutions, government agencies and other entities involved in the life science industry. BioMed Realty owns or has interests in properties comprising approximately 17.2 million rentable square feet. Additional information is available at www.biomedrealty.com. Follow us on Twitter @biomedrealty.

INVESTOR INFORMATION

JUNE 30, 2014

Company Information
Corporate Headquarters	Trading Symbol	Transfer Agent	Stock Exchange Listing
17190 Bernardo Center Drive	BMR	Computershare Shareowner Services LLC	New York Stock Exchange
San Diego, CA 92128		250 Royall Street
(858) 485-9840		Canton, MA 02021
(858) 485-9843 (fax)		(877) 296-3711

Please visit our corporate website at:	www.biomedrealty.com

Board of Directors	Senior Management
Alan D. Gold	Alan D. Gold	Karen A. Sztraicher	James R. Berens
Chairman	Chairman and	Executive Vice President,	President
Daniel M. Bradbury	Chief Executive Officer	Asset Management	Wexford Science & Technology
William R. Brody, M.D., Ph.D.	R. Kent Griffin, Jr.	Jonathan P. Klassen	Sandy N. Weeks, Esq.
Gary A. Kreitzer	President and	Senior Vice President,	Senior Vice President and
Theodore D. Roth	Chief Operating Officer	General Counsel and Secretary	General Counsel
Janice. L. Sears	Gary A. Kreitzer	John P. Bonanno	Wexford Science & Technology
M. Faye Wilson	Executive Vice President, Director	Senior Vice President,	Daniel C. Cramer
	Matthew G. McDevitt	Leasing & Development	Senior Vice President, Development
	Executive Vice President, Real Estate		Wexford Science & Technology
Greg N. Lubushkin
Chief Financial Officer

Tentative Schedule for Quarterly Results
Third Quarter 2014	October 29, 2014
Fourth Quarter 2014	February 4, 2015
First Quarter 2015	April 29, 2015
Second Quarter 2015	July 29, 2015

EQUITY RESEARCH COVERAGE

JUNE 30, 2014

Cantor Fitzgerald	David Toti Evan Smith	(212) 915-1219 (212) 915-1220	dtoti@cantor.com evan.smith@cantor.com

Cowen and Company	James Sullivan Tom Catherwood	(646) 562-1380 (646) 562-1382	james.sullivan@cowen.com tom.catherwood@cowen.com

Green Street Advisors	Michael Knott Conor Wagner	(949) 640-8780	mknott@greenst.com cwagner@greenst.com

Jefferies & Co.	Omotayo Okusanya David Shamis	(212) 336-7076 (212) 284-1796	tokusanya@jefferies.com dshamis@jefferies.com

KeyBanc Capital Markets	Jordan Sadler Craig Mailman	(917) 368-2280 (917) 368-2316	jsadler@keybanccm.com cmailman@keybanccm.com

MLV & Co.	Paul Morgan Joe Ng	(415) 325-4187 (646) 412-7736	pmorgan@mlvco.com jng@mlvco.com

Morgan Stanley	Vikram Malhotra Vance Edelson	(212) 761-7064 (212) 761-0078	vikram.malhotra@morganstanley.com vance.edelson@morganstanley.com

Raymond James	Paul D. Puryear William A. Crow	(727) 567-2253 (727) 567-5294	paul.puryear@raymondjames.com bill.crow@raymondjames.com

Robert W. Baird & Co.	David B. Rodgers Mathew R. Spencer	(216) 737-7341 (414) 298-5053	drodgers@rwbaird.com mspencer@rwbaird.com

Stifel, Nicolaus & Company, Inc.	Daniel Bernstein Seth P. Cohn	(443) 224-1351 (443) 224-1354	bernsted@stifel.com cohns@stifel.com

UBS Securities	Ross T. Nussbaum Nick Yulico	(212) 713-4760 (212) 713-3876	ross.nussbaum@ubs.com gabriel.hilmoe@ubs.com

Wells Fargo Securities	Brendan Maiorana Young Ku	(443) 263-6516 (443) 263-6564	brendan.maiorana@wachovia.com young.ku@wachovia.com

FINANCIAL AND OPERATING HIGHLIGHTS

JUNE 30, 2014

(In thousands, except per share and ratio amounts)

	Three Months Ended
Selected Operating Data	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13
Rental revenues	$120,924	$120,026	$118,048	$116,884	$108,092
Total revenues	171,161	168,876	157,993	159,232	159,639
EBITDA (1)	104,445	109,893	97,419	95,093	105,389
Adjusted EBITDA (1)	105,717	99,787	97,735	95,659	94,196
Net operating income - cash basis (2)	105,743	103,843	103,382	100,465	98,031
General and administrative expense	12,443	11,942	11,817	11,934	10,396
Acquisition-related expenses	1,134	1,250	19	907	2,120
Capitalized interest	5,423	4,192	4,207	3,984	3,176
Interest expense, net	23,131	28,010	27,837	27,870	26,119
Operating margin (3)	66.7%	66.9%	67.9%	66.8%	70.2%
General and administrative expense / Total revenues	7.3%	7.1%	7.5%	7.5%	6.5%
Change in same property net operating income - cash basis (4)	6.7%	6.8%	6.6%	5.7%	2.5%
Net income available to common stockholders	18,636	18,833	10,279	4,247	14,803
Net income per share - diluted	$0.10	$0.10	$0.05	$0.02	$0.08
FFO - diluted (5)	83,378	83,383	70,997	67,586	80,514
FFO per share - diluted (5)	$0.40	$0.40	$0.34	$0.33	$0.40
CFFO - diluted (5)	84,512	84,633	71,016	68,493	82,634
CFFO per share - diluted (5)	$0.40	$0.41	$0.34	$0.33	$0.41
AFFO - diluted (5)	67,322	79,511	65,395	60,719	73,951
AFFO per share - diluted (5)	$0.32	$0.38	$0.31	$0.29	$0.37
Dividend per share - common stock	$0.250	$0.250	$0.250	$0.235	$0.235
CFFO payout ratio (6)	62.5%	61.0%	73.5%	71.2%	57.3%
AFFO payout ratio (6)	78.1%	65.8%	80.6%	81.0%	63.5%

(1)	For definitions and discussion of EBITDA and Adjusted EBITDA, see page 36. For a quantitative reconciliation of the differences between EBITDA, Adjusted EBITDA and net income available to common stockholders, see page 14.
(2)	For definitions and discussion of net operating income - cash basis, see page 15.
(3)	See page 15 for detail.
(4)	Compared to the same period in the prior year. See page 31 for detail.
(5)	For definitions and discussion of FFO, CFFO and AFFO, see page 36. For a quantitative reconciliation of the differences between FFO, CFFO, AFFO and net income available to common stockholders, see pages 12 and 13.
(6)	See page 13 for detail of the CFFO and AFFO payout ratios.

CAPITALIZATION SUMMARY

JUNE 30, 2014

(In thousands, except per share and ratio amounts)

Capitalization		6/30/14	3/31/14	12/31/13	9/30/13	6/30/13
Total common shares outstanding		192,526	192,503	192,115	192,107	191,948
Total units outstanding (1)		5,405	5,405	5,416	5,416	5,416

Total common shares and units outstanding		197,931	197,908	197,531	197,523	197,364
Common share price at quarter end		$21.83	$20.49	$18.12	$18.59	$20.23

Equity value at quarter end		$4,320,839	$4,055,134	$3,579,261	$3,671,947	$3,992,675
Consolidated debt		2,841,063	2,761,337	2,664,834	2,560,173	2,524,960

Total capitalization		$7,161,902	$6,816,471	$6,244,095	$6,232,120	$6,517,635

Debt / Total assets		46.1%	45.5%	44.6%	43.4%	43.1%
Debt / Total gross assets		40.3%	40.0%	39.4%	38.6%	38.5%
Debt / Total capitalization		39.7%	40.5%	42.7%	41.1%	38.7%
Coverage Ratios (2)
Net Debt / Adjusted EBITDA (3)		6.6	6.8	6.7	6.6	6.5
Interest coverage		5.2	3.9	3.9	3.8	4.0
Fixed charge coverage		4.7	3.6	3.5	3.5	3.7
Total Consolidated Debt
Secured debt / Total gross assets		6.5%	10.2%	10.5%	10.8%	11.6%
Floating rate debt / Total debt		33.6%	35.7%	33.3%	30.4%	27.0%
Adjusted floating rate debt / Total debt (4)		13.5%	15.2%	12.1%	8.5%	13.0%
Unencumbered real estate / Total real estate		86.3%	76.9%	76.7%	73.9%	74.3%
Unencumbered CABR / Total CABR (5)		83.2%	77.3%	76.9%	75.8%	76.5%
Unsecured line of credit capacity		$745,000	$674,000	$772,000	$880,000	$510,000

Bond Covenants (6)	Requirements
Total outstanding debt / Total assets	Must be ≤ 60%	41.5%	40.8%	40.4%	39.6%	39.6%
Secured debt / Total assets	Must be ≤ 40%	6.6%	10.4%	10.7%	11.1%	11.9%
Consolidated income available for debt service / Annual debt service charge	Must be ≥ 1.5X	4.0	3.6	3.6	3.6	3.7
Unencumbered assets / Unsecured debt - Notes due 2020	Must be ≥ 150%	240%	249%	253%	265%	278%
Unencumbered assets / Unsecured debt - Notes due 2016, 2019 and 2022	Must be ≥ 150%	239%	247%	252%	263%	276%

(1)	Includes both operating partnership (OP) and long term incentive plan (LTIP) units outstanding.
(2)	For discussion of coverage ratios, see page 36. See page 17 for the calculation of interest and fixed charge coverage ratios. See page 14 for calculation of Adjusted EBITDA.
(3)	Net Debt is calculated as debt less (cash and cash equivalents and restricted cash).
(4)	Includes effect of interest rate swaps on the Company’s unsecured senior term loan facilities. See page 18 for more information.
(5)	For current annualized base rent (CABR) by market, see page 21.
(6)	For discussion on bond covenants, see page 37.

PORTFOLIO SUMMARY

JUNE 30, 2014

	Gross Book Value	Buildings	Rentable Square Feet	Weighted- Average Leased % (1)
	(In thousands)
Operating portfolio	$5,661,527	173	15,404,304	92.0%
Development (2)	290,897	7	1,368,703	81.7%
Redevelopment (2)	11,848	1	41,257	86.5%
Unconsolidated partnership portfolio (3)	32,440	3	355,080	77.3%
Pre-Development (2)	115,679	—	1,099,000	—
Development potential (2)	282,150	—	6,383,000	—

Total portfolio	$6,394,541	184	24,651,344

(1)	Calculated based on gross book value for each asset multiplied by the percentage leased.
(2)	See page 25 for detail and page 37 for definitions of terms.
(3)	See page 27 for detail of the unconsolidated partnership portfolio.

CONSOLIDATED BALANCE SHEETS

JUNE 30, 2014

(In thousands)

	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13
Assets
Investments in real estate, net	$5,474,648	$5,235,036	$5,217,902	$5,172,102	$5,131,507
Investments in unconsolidated partnerships	32,440	31,461	32,137	31,978	32,250
Cash and cash equivalents	39,004	59,121	34,706	29,230	27,666
Accounts receivable, net	9,686	10,719	8,421	10,580	6,274
Accrued straight-line rents, net	181,705	178,114	173,779	169,272	163,287
Deferred leasing costs, net	236,848	189,527	198,067	202,393	213,567
Other assets	185,406	371,453	307,589	278,600	289,232

Total assets	$6,159,737	$6,075,431	$5,972,601	$5,894,155	$5,863,783

Liabilities and Equity
Liabilities:
Mortgage notes payable, net	$456,034	$706,013	$709,324	$716,733	$821,582
Exchangeable senior notes, net	180,000	180,000	180,000	180,000	180,000
Unsecured senior notes, net	1,293,246	895,312	895,083	894,850	894,622
Unsecured senior term loans	764,106	760,066	758,786	755,226	395,676
Unsecured line of credit	155,000	226,000	128,000	20,000	240,000
Accounts payable, accrued expenses, and other liabilities	358,958	333,157	314,383	311,287	281,780

Total liabilities	3,207,344	3,100,548	2,985,576	2,878,096	2,813,660
Equity:
Stockholders’ equity:
Common stock	1,925	1,925	1,921	1,921	1,919
Additional paid-in capital	3,557,886	3,554,504	3,554,558	3,552,595	3,549,082
Accumulated other comprehensive loss, net	(24,088)	(19,973)	(32,923)	(38,618)	(43,094)
Dividends in excess of earnings	(642,360)	(612,864)	(583,569)	(545,819)	(504,921)

Total stockholders’ equity	2,893,363	2,923,592	2,939,987	2,970,079	3,002,986
Noncontrolling interests	59,030	51,291	47,038	45,980	47,137

Total equity	2,952,393	2,974,883	2,987,025	3,016,059	3,050,123

Total liabilities and equity	$6,159,737	$6,075,431	$5,972,601	$5,894,155	$5,863,783

CONSOLIDATED STATEMENTS OF OPERATIONS

JUNE 30, 2014

(In thousands, except share and per share data)

	Three Months Ended
	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13
Revenues:
Rental	$120,924	$120,026	$118,048	$116,884	$108,092
Tenant recoveries	40,280	38,735	37,597	38,907	32,494
Other revenue	9,957	10,115	2,348	3,441	19,053

Total revenues	171,161	168,876	157,993	159,232	159,639

Expenses:
Rental operations	53,636	52,523	49,891	51,688	41,941
Depreciation and amortization	62,736	62,409	58,781	61,898	63,557
General and administrative	12,443	11,942	11,817	11,934	10,396
Acquisition-related expenses	1,134	1,250	19	907	2,120

Total expenses	129,949	128,124	120,508	126,427	118,014

Income from operations	41,212	40,752	37,485	32,805	41,625
Equity in net loss of unconsolidated partnerships	(10)	(138)	(208)	(112)	(267)
Interest expense, net	(23,131)	(28,010)	(27,837)	(27,870)	(26,119)
Other income/(expense)	1,027	8,163	1,136	(687)	(202)

Net income	19,098	20,767	10,576	4,136	15,037
Net (income)/loss attributable to noncontrolling interests	(462)	(1,934)	(297)	111	(234)

Net income available to common stockholders	$18,636	$18,833	$10,279	$4,247	$14,803

Income from continuing operations per share available to common stockholders:
Basic and diluted earnings per share	$0.10	$0.10	$0.05	$0.02	$0.08

Net income per share available to common stockholders:
Basic and diluted earnings per share	$0.10	$0.10	$0.05	$0.02	$0.08

Weighted-average common shares outstanding:
Basic	191,003,248	190,905,867	190,664,323	190,646,722	186,735,157

Diluted	196,800,354	196,545,536	196,117,552	196,131,643	190,151,166

BALANCE SHEET / OPERATIONS STATEMENT DETAIL

JUNE 30, 2014

(In thousands)

	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13
Restricted cash	$9,096	$11,190	$11,500	$9,386	$71,046
Acquired above-market leases, net	13,262	14,380	15,828	17,052	18,349
Acquired below-market ground lease, net	25,575	21,865	21,983	19,648	19,767
Deferred loan costs, net	18,652	17,291	18,771	20,407	15,442
Lease incentives, net	19,988	19,135	19,639	20,138	20,627
Construction loan receivable, net (1)	—	191,280	151,823	120,948	92,567
Other	98,833	96,312	68,045	71,021	51,434

Other assets	$185,406	$371,453	$307,589	$278,600	$289,232

Security deposits	$14,348	$13,833	$13,728	$13,538	$13,667
Dividends and distributions payable	49,483	49,477	49,383	46,418	46,381
Accounts payable, accrued expenses and other liabilities	253,259	231,073	210,986	207,967	178,125
Derivative instruments	2,909	2,154	2,165	2,620	1,439
Acquired below-market leases, net	38,959	36,620	38,121	40,744	42,168

Accounts payable, accrued expenses and other liabilities	$358,958	$333,157	$314,383	$311,287	$281,780

	Three Months Ended
	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13
Lease termination revenue	$1,023	$5,287	$—	$1,504	$17,316
Construction loan revenue (2)	8,653	2,557	2,190	1,824	1,319
Other revenue	281	2,271	158	113	418

Other revenue	$9,957	$10,115	$2,348	$3,441	$19,053

Rental operations expenses	$39,511	$38,039	$35,450	$36,222	$28,397
Real estate taxes	14,125	14,484	14,441	15,466	13,544

Rental operations	$53,636	$52,523	$49,891	$51,688	$41,941

Non-cash adjustment for securities	(50)	—	—	—	—
(Loss)/gain on derivative instruments	(270)	161	296	121	—
Gain on sale of assets	—	—	—	230	—
Other investment loss	—	(1,319)	(107)	(1,135)	—
Realized gain on securities	546	9,322	787	354	82
Realized gain on foreign currency transactions	100	29	56	190	7
Income tax benefit/(expense)	701	(30)	104	(447)	(291)

Other income/(expense)	$1,027	$8,163	$1,136	$(687)	$(202)

(1)	Represents funding of draws on a $355 million construction loan secured by first priority mortgages on a 1.1 million square foot laboratory, office and retail development project located in Boston, Massachusetts, which was repaid in May 2014 prior to maturity.
(2)	Construction loan revenue for the three months ended June 30, 2014 includes a prepayment fee of approximately $7.5 million, net of deferred loan fees write-offs.

FFO, CFFO AND AFFO (1)

JUNE 30, 2014

(In thousands)

	Three Months Ended
	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13
Reconciliation of net income available to common stockholders to funds from operations excluding acquisition-related expenses (CFFO):
Net income available to common stockholders	$18,636	$18,833	$10,279	$4,247	$14,803
Adjustments:
Gain on sale of assets	—	—	—	(230)	—
Noncontrolling interests in operating partnership	514	521	285	118	263
Depreciation & amortization - unconsolidated partnerships	403	373	382	380	367
Depreciation & amortization - consolidated entities	62,736	62,409	58,781	61,898	63,557
Depreciation & amortization - allocable to noncontrolling interests of consolidated joint ventures	(599)	(441)	(418)	(515)	(164)

Funds from operations (FFO) - basic	$81,690	$81,695	$69,309	$65,898	$78,826
Interest expense - exchangeable senior notes due 2030 (2)	1,688	1,688	1,688	1,688	1,688

FFO - diluted	$83,378	$83,383	$70,997	$67,586	$80,514
Acquisition-related expenses	1,134	1,250	19	907	2,120

CFFO - diluted	$84,512	$84,633	$71,016	$68,493	$82,634

Reconciliation of CFFO to adjusted funds from operations (AFFO):
Adjustments:
Recurring capital expenditures and second generation tenant improvements (3)	(21,553)	(7,731)	(8,028)	(9,857)	(12,599)
Leasing commissions	(1,929)	(1,910)	(1,780)	(1,703)	(1,985)
Loss/(gain) on derivative instruments	270	(161)	(296)	(121)	—
Non-cash adjustment for securities	50	—	—	—	—
Non-cash debt adjustments	3,298	3,094	3,106	3,426	3,059
Amortization of lease incentives	561	557	563	561	543
Depreciation included in general and administrative expense	757	740	647	629	565
Non-cash equity compensation	3,729	3,750	3,285	3,489	3,067
Straight line rents	(1,949)	(3,194)	(2,983)	(4,078)	(4,269)
Share of unconsolidated partnership adjustments (4)	18	18	18	24	31
Fair-value lease revenue	(442)	(285)	(153)	(144)	2,905

AFFO - diluted	$67,322	$79,511	$65,395	$60,719	$73,951

(1)	For definitions and discussion of FFO, CFFO and AFFO, see page 36.
(2)	The calculations of FFO, CFFO and AFFO per share diluted include the assumed issuance of common stock pursuant to the exchange provision of the exchangeable senior notes due 2030, which is dilutive based on the “if converted” method for all periods presented since the original issuance in January 2010. Under the if converted method, if the add back of interest charges relating to the exchangeable senior notes due 2030 divided by the corresponding number of common shares issuable upon exchange is dilutive, the potentially issuable shares are included in the calculations of FFO, CFFO and AFFO per diluted share.
(3)	Includes revenue enhancing and non-revenue enhancing recurring capital expenditures. Excludes first generation tenant improvements. For definitions of recurring capital expenditures and first and second generation leases, see page 37.
(4)	Share of unconsolidated partnership adjustments includes the Company’s share of amortization of deferred loan costs, lease incentives, straight line rents and fair-value lease revenue.

FFO, CFFO AND AFFO PER SHARE (1)

JUNE 30, 2014

(In thousands, except share, per share and ratio amounts)

	Three Months Ended
	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13
FFO - basic	$81,690	$81,695	$69,309	$65,898	$78,826
FFO - diluted	83,378	83,383	70,997	67,586	80,514
CFFO - diluted	84,512	84,633	71,016	68,493	82,634
AFFO - diluted	67,322	79,511	65,395	60,719	73,951
FFO per share - basic	$0.41	$0.41	$0.35	$0.33	$0.41
FFO per share - diluted (2)	0.40	0.40	0.34	0.33	0.40
CFFO per share - diluted (2)	0.40	0.41	0.34	0.33	0.41
AFFO per share - diluted (2)	0.32	0.38	0.31	0.29	0.37
Dividends and distributions declared per common share	$0.250	$0.250	$0.250	$0.235	$0.235

CFFO payout ratio	62.5%	61.0%	73.5%	71.2%	57.3%
AFFO payout ratio	78.1%	65.8%	80.6%	81.0%	63.5%
Weighted-average common shares and units outstanding diluted (3)	198,309,809	198,056,397	197,563,868	197,546,778	191,457,377
Dilutive effect of exchangeable senior notes due 2030 (2)	10,578,132	10,525,410	10,405,224	10,405,224	10,259,496

Weighted-average common shares and units outstanding diluted - FFO, CFFO and AFFO	208,887,941	208,581,807	207,969,092	207,952,002	201,716,873

(1)	For definitions and discussion of FFO, CFFO and AFFO, see page 36.
(2)	The calculations of FFO, CFFO and AFFO per share diluted include the assumed issuance of common stock pursuant to the exchange provision of the exchangeable senior notes due 2030, which is dilutive based on the “if converted” method for all periods presented since the original issuance in January 2010. Under the if converted method, if the add back of the exchangeable senior notes due 2030 divided by the corresponding number of common shares issuable upon exchange is dilutive, the potentially issuable shares are included in the interest charges relating to calculations of FFO, CFFO and AFFO per diluted share.
(3)	The three months ended June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013, and June 30, 2013 include 1,509,455, 1,510,861, 1,446,316, 1,415,135, and 1,306,211 shares of unvested restricted stock, respectively, which are considered anti-dilutive for purposes of calculating diluted earnings per share.

RECONCILIATION OF EBITDA AND ADJUSTED EBITDA (1)

JUNE 30, 2014

(In thousands)

	Three Months Ended
	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13
Reconciliation of net income available to common stockholders to earnings before interest, taxes, depreciation and amortization (EBITDA) and Adjusted EBITDA:
Net income available to common stockholders	$18,636	$18,833	$10,279	$4,247	$14,803
Interest expense, net	23,131	28,010	27,837	27,870	26,119
Interest expense - unconsolidated partnerships	240	238	244	251	252
Income tax (benefit)/expense	(701)	30	(104)	447	291
Depreciation & amortization - consolidated entities	62,736	62,409	58,781	61,898	63,557
Depreciation & amortization - unconsolidated partnerships	403	373	382	380	367

EBITDA	104,445	109,893	97,419	95,093	105,389
Noncontrolling interests	462	1,934	297	(111)	234
Non-cash adjustment for securities	50	—	—	—	—
Gain on sale of assets	—	—	—	(230)	—
Net realized gain on securities (2)	—	(8,003)	—	—	—
Acquisition-related expenses	1,134	1,250	19	907	2,120
4570 Executive Drive lease termination revenue, net	(374)	(5,287)	—	—	—
Elan Corporation lease termination revenue, net	—	—	—	—	(13,547)

Adjusted EBITDA	$105,717	$99,787	$97,735	$95,659	$94,196

(1)	For definitions and discussion of EBITDA and Adjusted EBITDA, see page 36.
(2)	For the three months ended March 31, 2014 only.

RECONCILIATION OF NET OPERATING INCOME (1)

JUNE 30, 2014

(In thousands, except ratio amounts)

	Three Months Ended
	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13
Net income	$19,098	$20,767	$10,576	$4,136	$15,037
Equity in net loss of unconsolidated partnerships	10	138	208	112	267
Interest expense, net	23,131	28,010	27,837	27,870	26,119
Other (income)/expense	(1,027)	(8,163)	(1,136)	687	202

Income from operations	41,212	40,752	37,485	32,805	41,625
Depreciation and amortization	62,736	62,409	58,781	61,898	63,557
General and administrative	12,443	11,942	11,817	11,934	10,396
Acquisition-related expenses	1,134	1,250	19	907	2,120

Consolidated net operating income	$117,525	$116,353	$108,102	$107,544	$117,698

Revenues:
Rental	$120,924	$120,026	$118,048	$116,884	$108,092
Tenant recoveries	40,280	38,735	37,597	38,907	32,494
Other revenue (2)	9,957	10,115	2,348	3,441	19,053

Total revenues	171,161	168,876	157,993	159,232	159,639
Expenses:
Rental operations	53,636	52,523	49,891	51,688	41,941

Consolidated net operating income	$117,525	$116,353	$108,102	$107,544	$117,698

Consolidated net operating income - cash basis (3)	$105,743	$103,843	$103,382	$100,465	$98,031

Operating margin (4)	66.7%	66.9%	67.9%	66.8%	70.2%
Operating expense recovery (5)	75.1%	73.7%	75.4%	75.3%	77.5%

(1)	For a definition and discussion of net operating income, see page 36.
(2)	Includes lease termination income, see page 11 for detail.
(3)	Consolidated net operating income - cash basis is calculated as (consolidated net operating income - straight line rents - fair value lease revenue - lease incentive revenue - bad debt expense - other revenue).
(4)	Operating margin is calculated as ((rental revenues + tenant recovery revenues - rental operations) / (rental revenues + tenant recovery revenues)).
(5)	Operating expense recovery is calculated as (tenant recovery revenues / rental operations).

INTEREST EXPENSE

JUNE 30, 2014

(In thousands)

	Three Months Ended
	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13
Mortgage notes payable	$5,982	$11,593	$11,699	$11,969	$10,675
Exchangeable senior notes	1,688	1,688	1,688	1,688	1,688
Unsecured senior notes	12,288	10,334	10,334	10,334	10,334
Unsecured senior term loan	1,791	1,995	2,009	1,993	1,988
Unsecured line of credit	2,112	2,076	1,767	1,242	294
Line of credit fees	471	563	576	602	664
Derivative instruments	923	859	867	600	593

Interest expense, net - cash basis	$25,255	$29,108	$28,940	$28,428	$26,236

Non-cash interest expense:
Amortization of fair-value of debt acquired	(631)	(535)	(509)	(511)	(310)
Amortization of debt discounts	302	230	233	228	225
Amortization of deferred loan costs	1,707	1,509	1,504	1,825	1,374
Amortization of deferred interest costs	1,684	1,691	1,698	1,705	1,711
Amortization of put/call and preferred returns	237	199	178	179	59

Non-cash debt adjustments	3,299	3,094	3,104	3,426	3,059
Capitalized interest	(5,423)	(4,192)	(4,207)	(3,984)	(3,176)

Interest expense, net	$23,131	$28,010	$27,837	$27,870	$26,119

COVERAGE RATIOS (1)

JUNE 30, 2014

(In thousands, except ratio amounts)

	Three Months Ended
	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13
Interest coverage ratio
Adjusted EBITDA	$105,717	$99,787	$97,735	$95,659	$94,196
Interest expense:
Interest expense, net	23,131	28,010	27,837	27,870	26,119
Interest expense - unconsolidated partnerships	240	238	244	251	252
Amortization of deferred interest costs	(1,684)	(1,691)	(1,698)	(1,705)	(1,711)
Amortization of deferred loan costs	(1,707)	(1,509)	(1,504)	(1,825)	(1,374)
Amortization of debt discounts	(302)	(230)	(233)	(228)	(225)
Amortization of fair-value of debt acquired	631	535	509	511	310

Total interest expense	$20,309	$25,353	$25,155	$24,874	$23,371

Interest coverage ratio	5.2	3.9	3.9	3.8	4.0

Fixed charge coverage ratio
Adjusted EBITDA	$105,717	$99,787	$97,735	$95,659	$94,196
Fixed charges:
Interest expense, net	23,131	28,010	27,837	27,870	26,119
Interest expense - unconsolidated partnerships	240	238	244	251	252
Amortization of deferred interest costs	(1,684)	(1,691)	(1,698)	(1,705)	(1,711)
Amortization of deferred loan costs	(1,707)	(1,509)	(1,504)	(1,825)	(1,374)
Amortization of debt discounts	(302)	(230)	(233)	(228)	(225)
Amortization of fair-value of debt acquired	631	535	509	511	310
Principal payments	1,977	2,729	2,705	2,616	2,232

Total fixed charges	$22,286	$28,082	$27,860	$27,490	$25,603

Fixed charge coverage ratio	4.7	3.6	3.5	3.5	3.7

(1)	For a discussion of coverage ratios, see page 36.

DEBT SUMMARY

JUNE 30, 2014

(Dollars in thousands)

	Stated Rate	Effective Rate	Principal Balance	Unamortized Premium / (Discount)	Carrying Value	Maturity Date
Consolidated Debt:
Mortgage Notes Payable:
9900 Belward Campus Drive	5.64%	3.99%	$10,559	$520	$11,079	07/17
9901 Belward Campus Drive	5.64%	3.99%	13,002	637	13,639	07/17
100 College Street	2.40%	2.40%	35,885	—	35,885	08/16
4320 Forest Park Avenue	4.00%	2.70%	21,000	115	21,115	06/15
300 George Street	6.20%	4.91%	45,905	3,865	49,770	07/25
Hershey Center for Applied Research	6.15%	4.71%	13,203	1,349	14,552	05/27
500 Kendall Street (Kendall D)	6.38%	5.45%	56,755	1,797	58,552	12/18
Shady Grove Road	5.97%	5.97%	142,101	—	142,101	09/16
University of Maryland BioPark I	5.93%	4.69%	16,416	1,386	17,802	05/25
University of Maryland BioPark II	5.20%	4.33%	62,432	3,692	66,124	09/21
University of Maryland BioPark Garage	5.20%	4.33%	4,699	278	4,977	09/21
University of Miami Life Science & Technology Park	4.00%	2.89%	20,000	438	20,438	02/16

Total / Weighted-Average on Mortgage Notes Payable	5.44%	4.77%	441,957	14,077	456,034
Unsecured Fixed Rate Debt:
Unsecured Exchangeable Senior Notes Due 2030 (1)	3.75%	3.75%	180,000	—	180,000	01/30
Unsecured Senior Notes Due 2016	3.85%	3.99%	400,000	(959)	399,041	04/16
Unsecured Senior Notes Due 2019	2.63%	2.72%	400,000	(2,302)	397,698	05/19
Unsecured Senior Notes Due 2020	6.13%	6.27%	250,000	(1,673)	248,327	04/20
Unsecured Senior Notes Due 2022	4.25%	4.36%	250,000	(1,820)	248,180	07/22
Unsecured Variable Rate Debt:
Unsecured Senior Term Loan Due 2017 - U.S. Dollar (2)	1.55%	2.38%	243,596	—	243,596	03/17
Unsecured Senior Term Loan Due 2017 - GBP (3)	1.89%	2.14%	170,510	—	170,510	03/17
Unsecured Senior Term Loan Due 2018 (4)	1.35%	1.67%	350,000	—	350,000	03/18
Unsecured Line of Credit (5)	1.25%	1.25%	155,000	—	155,000	03/18

Total / Weighted-Average on Consolidated Debt	3.39%	3.47%	$2,841,063	$7,323	$2,848,386

Share of Unconsolidated Partnership Debt:
BioPark Fremont (50%) (fixed)	3.75%	3.70%	1,380	6	1,386	05/15
PREI Secured Loan (20%) (variable) (6)	3.16%	3.16%	27,795	—	27,795	08/14

Total / Weighted-Average on Share of Unconsolidated Partnership Debt	3.19%	3.19%	29,175	6	29,181

Total / Weighted-Average on Consolidated and Share of Unconsolidated Partnership Debt	3.39%	3.46%	$2,870,238	$7,329	$2,877,567

(1)	In July 2014, at the request of the holders, 2,613,503 shares of common stock were issued in exchange for $44.5 million in aggregate principal of the Exchangeable Senior Notes.
(2)	The Company entered into interest rate swap agreements that effectively fix the interest rate on $200 million of the unsecured senior term loan facility due 2017 at 2.56% for the remaining term of the loan, subject to adjustments based on the Company’s credit ratings. Including the effect of these swaps, the weighted-average effective interest rate for the $243.6 million outstanding under the unsecured senior term loan facility due 2017 was 2.38% at June 30, 2014.
(3)	The Company amended the unsecured senior term loan facility and converted $156.4 million of outstanding borrowings into British pounds sterling equal to £100 million. The principal balance represents the dollar amount based on the exchange rate of $1.71 to £1.00 at the end of the first quarter. The Company entered into interest rate swap agreements that effectively fix the interest rate on £100 million at 2.14% for the remaining term of the loan, subject to adjustments based on the Company’s credit ratings.
(4)	The Company entered into interest rate swap agreements effective October 1, 2013 that effectively fix the interest rate on $200 million of the unsecured senior term loan facility due 2018 at 1.90% for three years, subject to adjustments based on the Company’s credit ratings.
(5)	Effective rate excludes facility fee of 20 bps on the entire capacity of the unsecured line of credit, which equals approximately $450,000 per quarter.
(6)	Subsequent to quarter end, the maturity date of the secured construction loan was extended to August 13, 2015.

DEBT MATURITIES

JUNE 30, 2014

(In thousands)

Weighted-average debt maturity is 4.9 years for consolidated debt (excluding extension options).

	2014	2015	2016	2017	2018	Thereafter	Total
Consolidated debt:
Mortgage Notes Payable:
Mortgage notes payable	$4,245	$31,784	$204,293	$32,306	$47,804	$121,525	$441,957
Unsecured debt:
Unsecured exchangeable senior notes due 2030 (1)	—	—	—	—	—	180,000	180,000
Unsecured senior notes due 2016	—	—	400,000	—	—	—	400,000
Unsecured senior notes due 2019	—	—	—	—	—	400,000	400,000
Unsecured senior notes due 2020	—	—	—	—	—	250,000	250,000
Unsecured senior notes due 2022	—	—	—	—	—	250,000	250,000
Unsecured senior term loan due 2017 - U.S. Dollar	—	—	—	243,596	—	—	243,596
Unsecured senior term loan due 2017 - GBP	—	—	—	170,510	—	—	170,510
Unsecured senior term loan due 2018	—	—	—	—	350,000	—	350,000
Unsecured line of credit	—	—	—	—	155,000	—	155,000

Total unsecured debt	—	—	400,000	414,106	505,000	1,080,000	2,399,106
Total consolidated debt	$4,245	$31,784	$604,293	$446,412	$552,804	$1,201,525	$2,841,063

Share of unconsolidated partnership debt:
BioPark Fremont (50%) (fixed)	—	1,380	—	—	—	—	1,380
PREI secured loan (20%) (variable) (2)	27,795	—	—	—	—	—	27,795

Share of total unconsolidated partnership debt	$27,795	$1,380	$—	$—	$—	$—	$29,175

Total consolidated and share of unconsolidated partnership debt	$32,040	$33,164	$604,293	$446,412	$552,804	$1,201,525	$2,870,238

(1)	The holders of the unsecured exchangeable senior notes due 2030 (the “2030 Notes”) have the right to require the Company to repurchase the 2030 Notes, in whole or in part, for cash on each of January 15, 2015, January 15, 2020 and January 15, 2025, or upon the occurrence of a designated event, in each case for a repurchase price equal to 100% of the principal amount of the 2030 Notes plus accrued and unpaid interest. In July 2014, at the request of the holders, 2,613,503 shares of common stock were issued in exchange for $44.5 million in aggregate principal of the Exchangeable Senior Notes.
(2)	Subsequent to quarter end, the maturity date of the secured construction loan was extended to August 13, 2015.

COMMON STOCK DATA

JUNE 30, 2014

(Shares in thousands)

	Three Months Ended
Summary of Common Shares	06/30/14	03/31/14	12/31/13	09/30/13	06/30/13
Earnings per share
Weighted-average common shares outstanding	191,003	190,906	190,664	190,647	186,735
Weighted-average OP and LTIP units outstanding	5,405	5,410	5,416	5,416	3,367
Dilutive effect of performance units	392	229	38	69	49

Diluted common shares - EPS	196,800	196,545	196,118	196,132	190,151

Funds from operations
Weighted-average common shares outstanding	191,003	190,906	190,664	190,647	186,735
Weighted-average OP and LTIP units outstanding	5,405	5,410	5,416	5,416	3,367
Dilutive effect of performance units	392	229	38	69	49
Dilutive effect of restricted stock	1,509	1,511	1,446	1,415	1,306
Dilutive effect of exchangeable senior notes due 2030	10,579	10,526	10,405	10,405	10,260

Diluted common shares - FFO	208,888	208,582	207,969	207,952	201,717

Closing common shares, OP and LTIP units outstanding	197,931	197,908	197,531	197,523	197,364
High price	$22.47	$20.89	$20.56	$21.62	$23.13
Low price	$19.94	$17.98	$17.97	$17.90	$18.55
Average closing price	$21.24	$19.72	$18.95	$19.63	$21.64
Closing price	$21.83	$20.49	$18.12	$18.59	$20.23
Dividends per share - annualized	$1.00	$1.00	$1.00	$0.94	$0.94
Closing dividend yield - annualized	4.6%	4.9%	5.5%	5.1%	4.6%

Dividends per Share	06/30/14	03/31/14	12/31/13	09/30/13	06/30/13
Common Stock - BMR
Amount	$0.250	$0.250	$0.250	$0.235	$0.235
Declared	June 16, 2014	March 17, 2014	December 12, 2013	September 16, 2013	June 14, 2013
Record	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 28, 2013
Paid	July 15, 2014	April 15, 2014	January 15, 2014	October 15, 2013	July 15, 2013

MARKET SUMMARY

JUNE 30, 2014

		Current (1)			Expiration (2)
Market	Leased Square Feet	Annualized Base Rent	Percent of Annualized Base Rent	Annualized Base Rent per Leased Sq Ft	Annualized Base Rent	Percent of Annualized Base Rent	Annualized Base Rent per Leased Sq Ft
		(In thousands)			(In thousands)
Boston	3,175,494	$177,750	32.6%	$55.98	$189,096	29.8%	$59.55
Maryland	1,895,644	72,902	13.4%	38.46	88,349	13.9%	46.61
San Francisco	2,411,729	60,080	11.0%	24.91	71,381	11.2%	29.60
San Diego	1,848,317	60,008	11.0%	32.47	76,771	12.1%	41.54
New York / New Jersey	1,592,696	56,002	10.3%	35.16	69,547	11.0%	43.67
Cambridge, UK	512,425	19,873	3.7%	38.78	19,873	3.1%	38.78
Pennsylvania	668,239	17,259	3.2%	25.83	22,351	3.5%	33.45
North Carolina	797,781	13,949	2.6%	17.48	17,800	2.8%	22.31
Seattle	283,436	11,891	2.2%	41.95	15,322	2.4%	54.06
University Related - Other	2,111,179	54,725	10.0%	25.92	64,339	10.2%	30.48

Total portfolio / weighted-average	15,296,940	$544,439	100.0%	$35.59	$634,829	100.0%	$41.50

	Percent Leased
Market	Total Operating Portfolio	Development (3)	Redevelopment (3)	Unconsolidated Partnership Portfolio (4)
Boston	98.9%	—	86.5%	71.5%
Maryland	93.7%	—	—	—
San Francisco	81.2%	—	—	—
San Diego	92.5%	—	—	100.0%
New York / New Jersey	86.8%	100.0%	—	—
Cambridge, UK	99.5%	100.0%	—	—
Pennsylvania	71.2%	80.8%	—	—
North Carolina	92.9%	—	—	—
Seattle	69.7%	20.5%	—	—
University Related - Other	90.6%	99.1%	—	—

Total portfolio (5)	89.9%	83.3%	86.5%	77.3%

Total portfolio weighted-average leased % (6)	92.0%	81.7%	86.5%	77.3%

(1)	Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.
(2)	Annualized base rent at expiration is the monthly contractual rent as of date of expiration of the applicable lease (not including any extension option(s)), multiplied by 12 months.
(3)	See page 25 for detail of the consolidated portfolio and page 35 for definitions of terms.
(4)	See page 27 for detail of the unconsolidated partnership portfolio.
(5)	Calculated based on leased square feet divided by total square feet.
(6)	Calculated based on gross book value for each asset multiplied by the percentage leased.

PROPERTY LISTING - CONSOLIDATED PORTFOLIO

JUNE 30, 2014

				Rentable Square	Percent of Rentable	Leased Square	Percent Leased
	Property	Acquisition Date	Buildings	Feet	Sq Ft	Feet	6/30/14	3/31/14
	Boston
1	Albany Street	May 31, 2005	2	75,003	0.4%	75,003	100.0%	100.0%
2	320 Bent Street	December 14, 2011	1	195,198	1.2%	195,137	100.0%	100.0%
3	301 Binney Street	December 14, 2011	1	417,290	2.5%	403,381	96.7%	96.7%
4	301 Binney Street Garage	December 14, 2011	1	528 Stalls	n/a	427 Stalls	100.0%	99.8%
5	210 Broadway	February 9, 2012	1	64,812	0.4%	64,812	100.0%	100.0%
6	Center for Life Science | Boston	November 17, 2006	1	704,159	4.2%	696,331	98.9%	98.9%
7	Charles Street	April 7, 2006	1	47,912	0.3%	47,912	100.0%	100.0%
8	320 Charles Street	June 18, 2013	1	99,513	0.6%	99,513	100.0%	100.0%
9	Coolidge Avenue	April 5, 2005	1	37,684	0.2%	34,580	91.8%	91.8%
10	21 Erie Street	May 31, 2005	1	48,627	0.3%	48,627	100.0%	100.0%
11	40 Erie Street	May 31, 2005	1	100,854	0.6%	100,854	100.0%	100.0%
12	47 Erie Street Parking Structure	May 31, 2005	1	447 Stalls	n/a	322 Stalls	72.0%	71.1%
13	Fresh Pond Research Park	April 5, 2005	6	90,702	0.5%	89,176	98.3%	98.3%
14	50 Hampshire Street	February 9, 2012	1	183,052	1.1%	183,052	100.0%	100.0%
15	60 Hampshire Street	February 9, 2012	1	41,257	0.2%	35,703	86.5%	86.5%
16	Kendall Crossing Apartments	December 14, 2011	1	37 Apts.	n/a	37 Apts.	100.0%	91.2%
17	450 Kendall Street (Kendall G)	May 31, 2011	1	63,000	0.4%	—	—	—
18	500 Kendall Street (Kendall D)	May 31, 2005	1	349,325	2.1%	344,097	98.5%	98.2%
19	675 W. Kendall Street (Kendall A)	May 31, 2005	1	302,919	1.8%	302,919	100.0%	99.7%
20	Sidney Street	May 31, 2005	1	191,904	1.1%	191,904	100.0%	100.0%
21	Vassar Street	May 31, 2005	1	60,845	0.4%	60,845	100.0%	100.0%

	Total Boston		27	3,074,056	18.3%	2,973,846	96.7%	96.7%

	Maryland
22	Beckley Street	December 17, 2004	1	77,225	0.5%	77,225	100.0%	100.0%
23	9900 Belward Campus Drive	July 18, 2012	1	49,317	0.3%	41,816	84.8%	65.3%
24	9901 Belward Campus Drive	July 18, 2012	1	57,152	0.3%	57,110	99.9%	99.9%
25	9911 Belward Campus Drive	May 24, 2006	1	289,912	1.7%	289,912	100.0%	100.0%
26	9920 Belward Campus Drive	May 8, 2007	1	51,181	0.3%	51,181	100.0%	100.0%
27	9704 Medical Center Drive	May 3, 2010	1	122,600	0.7%	122,600	100.0%	100.0%
28	9708-9714 Medical Center Drive	May 3, 2010	3	92,124	0.5%	16,067	17.4%	17.4%
29	1701 / 1711 Research Boulevard	May 9, 2011	1	104,743	0.6%	104,743	100.0%	100.0%
30	Shady Grove Road	May 24, 2006	4	635,058	3.8%	635,058	100.0%	100.0%
31	Tributary Street	December 17, 2004	1	91,592	0.5%	91,592	100.0%	100.0%
32	University of Maryland BioPark I	May 31, 2013	1	76,542	0.5%	75,367	98.5%	100.0%
33	University of Maryland BioPark II	May 31, 2013	1	235,333	1.4%	230,568	98.0%	93.7%
34	University of Maryland BioPark Garage	May 31, 2013	1	638 Stalls	n/a	638 Stalls	100.0%	100.0%
35	50 West Watkins Mill Road	May 7, 2010	1	57,410	0.3%	20,000	34.8%	34.8%
36	55 / 65 West Watkins Mill Road	February 23, 2010	2	82,405	0.5%	82,405	100.0%	100.0%

	Total Maryland		21	2,022,594	11.9%	1,895,644	93.7%	92.8%

	San Francisco
37	Ardentech Court	November 18, 2004	1	55,588	0.3%	55,588	100.0%	100.0%
38	Ardenwood Venture (1)	June 14, 2006	1	72,500	0.4%	60,339	83.2%	83.2%
39	Bayshore Boulevard	August 17, 2004	3	183,344	1.1%	183,344	100.0%	100.0%
40	Bridgeview Technology Park I	September 10, 2004	2	201,567	1.2%	106,694	52.9%	52.9%
41	Bridgeview Technology Park II	March 16, 2005	1	50,400	0.3%	50,400	100.0%	57.0%
42	550 Broadway Street	April 27, 2012	1	71,239	0.4%	71,239	100.0%	100.0%
43	Dumbarton Circle	May 27, 2005	1	44,000	0.3%	44,000	100.0%	100.0%
44	Gateway Business Park	October 26, 2010	4	176,503	1.0%	145,056	82.2%	82.2%
45	Industrial Road	August 17, 2004	1	175,144	1.0%	175,144	100.0%	100.0%

PROPERTY LISTING - CONSOLIDATED PORTFOLIO

JUNE 30, 2014

				Rentable Square	Percent of Rentable	Leased Square	Percent Leased
	Property	Acquisition Date	Buildings	Feet	Sq Ft	Feet	6/30/14	3/31/14
	San Francisco (Continued)
46	Kaiser Drive	August 25, 2005	1	87,953	0.5%	71,215	81.0%	81.0%
47	Pacific Industrial Center	July 11, 2006	1	305,026	1.8%	262,124	85.9%	82.7%
48	Pacific Research Center North	July 11, 2006	6	661,245	3.9%	523,491	79.2%	79.2%
49	Pacific Research Center South	July 11, 2006	3	423,246	2.5%	263,543	62.3%	62.3%
50	Science Center at Oyster Point	October 26, 2010	2	204,887	1.2%	204,887	100.0%	100.0%
51	Woodside Technology Park	February 28, 2013	3	255,650	1.5%	194,665	76.1%	100.0%

	Total San Francisco		31	2,968,292	17.4%	2,411,729	81.2%	82.2%

	San Diego
52	Balboa Avenue	August 13, 2004	1	35,344	0.2%	35,344	100.0%	100.0%
53	Bernardo Center Drive	August 13, 2004	1	61,286	0.4%	61,286	100.0%	100.0%
54	Coast 9	October 15, 2010	9	162,074	1.0%	137,062	84.6%	76.6%
55	4570 Executive Drive	September 17, 2010	1	125,219	0.7%	125,219	100.0%	100.0%
56	Faraday Avenue	September 19, 2005	1	28,704	0.2%	28,704	100.0%	100.0%
57	Gazelle Court	March 30, 2010	1	176,000	1.0%	176,000	100.0%	100.0%
58	3525 John Hopkins Court	December 28, 2010	1	48,306	0.3%	48,306	100.0%	100.0%
59	3545-3575 John Hopkins Court	August 16, 2006	1	72,192	0.4%	62,973	87.2%	86.8%
60	6114-6154 Nancy Ridge Drive	May 2, 2007	3	196,557	1.2%	196,557	100.0%	100.0%
61	6122-6126 Nancy Ridge Drive	April 25, 2012	1	68,000	0.4%	68,000	100.0%	100.0%
62	6828 Nancy Ridge Drive	April 21, 2005	1	42,138	0.3%	42,138	100.0%	42.0%
63	Pacific Center Boulevard	August 24, 2007	2	66,745	0.4%	66,745	100.0%	100.0%
64	Road to the Cure	December 14, 2006	1	67,998	0.4%	67,998	100.0%	100.0%
65	San Diego Science Center	October 21, 2004	1	105,364	0.6%	84,236	79.9%	78.8%
66	10240 Science Center Drive	September 23, 2010	1	49,347	0.3%	49,347	100.0%	100.0%
67	10255 Science Center Drive	September 24, 2004	1	53,740	0.3%	53,740	100.0%	100.0%
68	Sorrento Plaza	December 18, 2010	2	31,184	0.2%	31,184	100.0%	100.0%
69	Sorrento Valley Boulevard	December 7, 2006	1	54,924	0.3%	—	—	—
70	11388 Sorrento Valley Road	September 10, 2010	1	35,940	0.2%	35,940	100.0%	100.0%
71	Summers Ridge	June 8, 2012	—	—	n/a	—	100.0%	100.0%
72	Torreyana Road	March 22, 2007	1	81,204	0.5%	81,204	100.0%	100.0%
73	9865 Towne Centre Drive	August 12, 2004	2	94,866	0.6%	94,866	100.0%	100.0%
74	9885 Towne Centre Drive	August 12, 2004	2	104,870	0.6%	104,870	100.0%	100.0%
75	Waples Street	March 1, 2005	1	50,055	0.3%	21,952	43.9%	43.9%
76	Wateridge Circle	November 1, 2011	3	106,490	0.6%	101,783	95.6%	95.6%

	Total San Diego		40	1,918,547	11.4%	1,775,454	92.5%	90.5%

	New York / New Jersey
77	Ardsley Park	June 23, 2011	5	207,855	1.2%	185,905	89.4%	100.0%
78	Graphics Drive	March 17, 2005	1	72,300	0.4%	46,386	64.2%	64.2%
79	Landmark at Eastview	August 12, 2004	5	800,671	5.0%	652,304	81.5%	81.7%
80	Landmark at Eastview II	August 12, 2004	3	360,520	2.1%	360,520	100.0%	100.0%
81	Landmark at Eastview III	August 12, 2004	2	297,000	1.8%	297,000	100.0%	100.0%
82	One Research Way	May 31, 2006	1	50,581	0.3%	50,581	100.0%	—

	Total New York / New Jersey		17	1,788,927	10.8%	1,592,696	89.0%	87.3%

	Cambridge, UK
83	Granta Park	June 12, 2012	11	472,234	2.8%	470,015	99.5%	99.5%
84	430 Cambridge Science Park	May 15, 2014	1	42,410	0.3%	42,410	100.0%	—

	Total Cambridge, UK		12	514,644	3.1%	512,425	99.6%	99.5%

	Pennsylvania
85	George Patterson Boulevard	October 28, 2005	1	71,500	0.4%	71,500	100.0%	100.0%

PROPERTY LISTING - CONSOLIDATED PORTFOLIO

JUNE 30, 2014

				Rentable Square	Percent of Rentable	Leased Square	Percent Leased
	Property	Acquisition Date	Buildings	Feet	Sq Ft	Feet	6/30/14	3/31/14
	Pennsylvania (Continued)
86	Hershey Center for Applied Research	May 31, 2013	1	80,867	0.5%	76,709	94.9%	87.6%
87	3711 Market Street (2)	May 31, 2013	1	154,793	0.9%	147,773	95.5%	94.5%
88	3737 Market Street (3)	May 31, 2013	1	334,305	2.0%	269,962	80.8%	80.8%
89	Phoenixville Pike	April 5, 2005	1	104,400	0.6%	39,111	37.5%	37.5%
90	Spring Mill Drive	July 20, 2006	1	76,561	0.5%	63,184	82.5%	82.5%
91	900 Uniqema Boulevard	January 13, 2006	1	11,293	0.1%	—	—	—
92	1000 Uniqema Boulevard	September 30, 2005	1	59,821	0.4%	—	—	—

	Total Pennsylvania		8	893,540	5.4%	668,239	74.8%	74.0%

	North Carolina
93	Paramount Parkway	July 20, 2010	1	61,603	0.4%	61,603	100.0%	100.0%
94	Patriot Drive	December 17, 2010	1	48,394	0.3%	48,394	100.0%	83.8%
95	Piedmont Triad Research - Wake 90	May 31, 2013	1	475,742	2.8%	415,195	87.3%	87.4%
96	Wake Forest Biotech Place	May 31, 2013	1	242,000	1.4%	242,000	100.0%	100.0%
97	Weston Parkway	December 17, 2010	1	30,589	0.2%	30,589	100.0%	100.0%

	Total North Carolina		5	858,328	5.1%	797,781	92.9%	92.1%

	Seattle
98	Elliott Avenue	August 24, 2004	1	151,194	0.9%	84,657	56.0%	56.0%
99	500 Fairview Avenue	January 28, 2008	1	121,569	0.7%	24,866	20.5%	—
100	530 Fairview Avenue	January 12, 2006	1	101,118	0.6%	101,118	100.0%	100.0%
101	Monte Villa Parkway	August 17, 2004	1	51,000	0.3%	30,167	59.2%	59.2%
102	217th Place	November 21, 2006	1	67,799	0.4%	42,628	62.9%	62.9%

	Total Seattle		5	492,680	2.9%	283,436	57.5%	69.3%

	University Related - Other
103	BRDG Park at Danforth Plant Science Center	May 31, 2013	1	109,731	0.7%	93,311	85.0%	83.1%
104	100 College Street (4)	April 4, 2014	1	510,419	3.0%	505,683	99.1%	—
105	4320 Forest Park Avenue	May 31, 2013	1	152,403	0.9%	152,403	100.0%	100.0%
106	300 George Street (4)	April 4, 2014	1	518,940	3.1%	512,349	98.7%	—
107	Heritage @ 4240	May 31, 2013	1	185,207	1.1%	164,925	89.0%	64.6%
108	Innovation Research Park at ODU I	May 31, 2013	1	95,634	0.6%	86,102	90.0%	91.8%
109	Innovation Research Park at ODU II	May 31, 2013	1	95,634	0.6%	72,463	75.8%	75.0%
110	Trade Centre Avenue	August 9, 2006	2	78,023	0.5%	78,023	100.0%	100.0%
111	University of Miami Life Science & Technology Park	May 31, 2013	1	258,681	1.5%	167,936	64.9%	65.3%
112	University Tech Park at IIT	May 31, 2013	1	128,000	0.8%	128,000	100.0%	100.0%
113	Walnut Street	July 7, 2006	4	149,984	0.9%	149,984	100.0%	100.0%

	Total University Related - Other		15	2,282,656	13.7%	2,111,179	92.5%	83.6%

	Total		181	16,814,264	100.0%	15,022,429	89.3%	88.7%

(1)	The Company owns 87.5% of the limited liability company that owns the Ardenwood Venture property.
(2)	The Company owns 60% of the limited liability company that owns the 3711 Market Street property.
(3)	The Company owns 68% of the limited liability company that owns the 3737 Market Street property.
(4)	The Company owns 93% of the limited liability company that owns the 100 College and 300 George properties.

DEVELOPMENT, REDEVELOPMENT AND DEVELOPMENT POTENTIAL

JUNE 30, 2014

(Dollars in thousands)

Property	Market	Rentable Square Feet	Percent Pre-Leased	Investment to Date (1)	Estimated Total Investment (2)	Estimated In-Service Date (3)
Development:
100 College Street	University Related - Other	510,419	99.1%	$75,500	$191,000	Q1 2016
Landmark at Eastview III	New York / New Jersey	297,000	100.0%	52,200	162,700	Q4 2015
3737 Market Street	Pennsylvania	334,305	80.8%	71,600	100,000	Q3 2014
500 Fairview Avenue	Seattle	121,569	20.5%	3,800	73,000	Q1 2016
450 Kendall Street (Kendall G)	Boston	63,000	—	20,400	44,100	Q2 2015
430 Cambridge Science Park	United Kingdom	42,410	100.0%	3,900	24,400	Q3 2015

Total / weighted-average		1,368,703	83.3%	$227,400	$595,200
Redevelopment:
60 Hampshire Street	Boston	41,257	86.5%	7,000	15,900	Q4 2014

Total / weighted-average		41,257	86.5%	$7,000	$15,900

Total				$234,400	$611,100

Development Potential:		Estimated	Total
	Pre-Development	Developable	Development
Market	Square Feet	Square Feet	Potential
Boston	—	50,000	50,000
Maryland	—	974,000	974,000
San Francisco	550,000	1,444,000	1,994,000
San Diego	275,000	—	275,000
New York / New Jersey	—	619,000	619,000
Cambridge, UK	—	138,000	138,000
Pennsylvania	—	2,818,000	2,818,000
North Carolina	274,000	—	274,000
Seattle	—	40,000	40,000
University Related - Other	—	300,000	300,000

Total	1,099,000	6,383,000	7,482,000

(1)	Includes amounts paid for acquiring the property, landlord improvements and tenant improvement allowances, but excludes any amounts accrued, and payroll, interest, ground rent. or operating expenses capitalized, through June 30, 2014.
(2)	Includes construction costs associated with speculative leasing.
(3)	Management’s estimate of the time in which construction is substantially completed. A project is considered substantially complete and held available for occupancy upon the completion of tenant improvements, but no later than one year from cessation of major construction activity. Upon completion, management expects the property to enter the Same Property Portfolio one year subsequent to the in-service date.

CAPITAL EXPENDITURES

JUNE 30, 2014

(Dollars in thousands)

Capital Expenditures:	Three Months Ended
	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13

Development / Pre-Development (1)	$50,678	$44,846	$63,650	$42,184	$(7,695)
Redevelopment	3,349	1,185	2,219	752	494
Tenant improvements - first generation (2)	8,614	9,175	8,257	5,572	6,446
Recurring capital expenditures and second generation tenant improvements (2) (3)	21,553	7,731	8,028	9,857	12,599
Other capital	3,095	6,906	5,254	8,532	12,144

Total capital expenditures	$87,289	$69,843	$87,408	$66,897	$23,988

Capitalized Interest:	Investment	Three Months Ended
	to Date (4)	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13

Development	$227,400	$1,777	$981	$695	$1,367	$522
Redevelopment	7,000	64	64	330	294	297
Other Capital Improvements (5)	303,900	2,638	2,048	2,165	947	948
Pre-Development	97,600	944	1,099	1,017	1,376	1,409

Total capitalized interest	$635,900	$5,423	$4,192	$4,207	$3,984	$3,176

Average interest rate capitalized		3.94%	4.64%	4.75%	4.88%	5.24%

(1)	Projects include funds from tax credit dollars received during the quarter. Negative amounts reflect an excess in tax credit benefits received over expenditures incurred during the quarter.
(2)	For definitions of first and second generation leases, see page 37.
(3)	Includes revenue enhancing and non-revenue enhancing recurring capital expenditures. For a definition of recurring capital expenditures, see page 37.
(4)	Includes amounts paid for acquiring the property, landlord improvements and tenant improvement allowances, but for Development and Redevelopment properties excludes any amounts accrued, and payroll, interest or operating expenses capitalized, through June 30, 2014.
(5)	Includes improvements on operating properties, including major tenant improvement projects on properties which are not considered to be in Development, Redevelopment or Pre-development during the three months ended June 30, 2014.

PROPERTY LISTING - UNCONSOLIDATED PARTNERSHIPS

JUNE 30, 2014

(Dollars in thousands)

			Rentable	Leased
			Square	Square	Percent Leased
Property	Acquisition Date	Buildings	Feet	Feet	6/30/14	3/31/14	Market
McKellar Court
McKellar Court	September 30, 2004	1	72,863	72,863	100.0%	100.0%	San Diego
PREI
650 E. Kendall Street (Kendall B)	April 4, 2007	1	282,217	201,648	71.5%	71.5%	Boston
350 E. Kendall Street Garage (Kendall F)	April 4, 2007	1	1,409 Stalls	1,136 Stalls	100.0%	100.0%	Boston

Total assets	$284,400
Total debt (1)	152,015
Current annualized base rent	13,114
BioMed’s net investment in unconsolidated partnerships	$32,440
BioMed’s pro rata share of debt	29,175
BioMed ownership percentage	20%

(1)	McKellar Court’s debt is payable to BioMed Realty, L.P. and is included in investments in unconsolidated partnerships on the Company’s consolidated balance sheet.

LEASE EXPIRATIONS

JUNE 30, 2014

The weighted-average remaining lease term is 8.3 years for the total portfolio.

			Current (1)			Expiration (2)
Expiration	Leased Square Feet	Percent of Leased Square Feet	Annualized Base Rent	Percent of Annualized Base Rent	Annualized Base Rent per Leased Square Feet	Annualized Base Rent	Percent of Annualized Base Rent	Annualized Base Rent per Leased Square Feet
			(In thousands)			(In thousands)
Month-to-month	13,570	0.1%	$373	0.1%	$27.49	$373	0.1%	$27.49
Third quarter 2014	209,067	1.4%	10,076	1.9%	48.20	10,076	1.6%	48.20
Fourth quarter 2014	162,505	1.1%	7,211	1.3%	44.37	7,211	1.1%	44.37

2014	371,572	2.5%	$17,287	3.2%	$46.52	$17,287	2.7%	$46.52
2015	601,195	3.9%	15,775	2.9%	26.24	16,097	2.5%	26.78
2016	1,151,476	7.5%	45,430	8.3%	39.45	47,266	7.4%	41.05
2017	767,297	5.0%	22,357	4.1%	29.14	24,129	3.8%	31.45
2018	1,820,696	11.9%	81,390	14.9%	44.70	84,265	13.3%	46.28
2019	1,012,125	6.6%	27,895	5.1%	27.56	30,873	4.9%	30.50
2020	925,547	6.1%	32,436	6.0%	35.05	36,733	5.8%	39.69
2021	642,876	4.2%	19,876	3.7%	30.92	22,610	3.6%	35.17
2022	479,414	3.1%	13,143	2.4%	27.41	17,008	2.7%	35.48
2023	1,379,629	9.0%	57,487	10.6%	41.67	64,318	10.1%	46.62
Thereafter	6,131,543	40.1%	210,990	38.7%	34.41	273,870	43.1%	44.67

Total / weighted-average	15,296,940	100.0%	$544,439	100.0%	$35.59	$634,829	100.0%	$41.50

(1)	Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.
(2)	Annualized base rent at expiration is the monthly contractual rent as of the date of expiration of the applicable lease (not including any extension option(s)), multiplied by 12 months.

EXPIRATIONS BY MARKET

JUNE 30, 2014

	Leased Square Feet
Expiration	Boston	Maryland	San Francisco	San Diego	New York/ New Jersey	Cambridge, UK	Pennsylvania	North Carolina	Seattle	University/ Other	Total
Month-to-month	—	774	—	1,486	630	—	1,399	—	—	9,281	13,570
2014	179,196	55,588	75,784	24,948	—	—	22,449	—	—	13,607	371,572
2015	54,648	30,624	116,005	182,490	8,433	24,441	39,379	16,492	—	128,683	601,195
2016	416,184	13,048	273,632	29,906	40,613	1,103	1,631	92,192	36,885	246,282	1,151,476
2017	113,908	107,288	160,313	144,322	145,581	—	25,103	7,853	11,390	51,539	767,297
2018	1,144,843	72,004	171,584	320,607	24,944	—	14,389	15,117	42,628	14,580	1,820,696
2019	31,363	289,929	161,104	113,946	—	117,919	91,167	8,932	—	197,765	1,012,125
2020	359,387	130,846	71,215	113,251	28,899	136,434	33,029	19,261	—	33,225	925,547
2021	67,968	45,434	230,311	8,365	40,914	160,290	76,092	10,060	—	3,442	642,876
2022	42,385	4,399	330,849	17,707	27,524	—	6,146	—	—	50,404	479,414
2023	563,964	—	525,667	219,636	—	26,294	—	—	—	44,068	1,379,629
Thereafter	201,648	1,145,710	295,265	671,653	1,275,158	45,944	357,455	627,874	192,533	1,318,303	6,131,543

Total	3,175,494	1,895,644	2,411,729	1,848,317	1,592,696	512,425	668,239	797,781	283,436	2,111,179	15,296,940

10 LARGEST TENANTS

JUNE 30, 2014

BioMed’s properties were leased to 355 tenants.

	Tenant	Leased Square Feet	Percent of Leased Sq Ft	Annualized Base Rent Current (1) (In thousands)	Annualized Base Rent per Leased Sq Ft Current	Percent of Annualized Base Rent Current Total Portfolio	Lease Expiration
1	GlaxoSmithKline plc (2)	924,970	6.0%	$46,281	$50.04	8.5%	June 2026
2	Regeneron Pharmaceuticals, Inc. (3)	1,003,366	6.6%	40,818	40.68	7.5%	Multiple
3	Vertex Pharmaceuticals Incorporated (4)	685,286	4.5%	37,027	54.03	6.8%	Multiple
4	Beth Israel Deaconess Medical Center, Inc.	362,364	2.4%	26,823	74.02	4.9%	July 2023
5	Sanofi (5)	418,003	2.7%	22,858	54.68	4.2%	Multiple
6	Ironwood Pharmaceuticals, Inc.	303,259	2.0%	15,350	50.62	2.8%	February 2018
7	Children’s Hospital Corporation (6)	200,081	1.3%	14,610	73.02	2.7%	May 2023
8	Alexion Pharmaceuticals, Inc. (7)	413,545	2.7%	10,428	25.22	1.9%	Multiple
9	MedImmune, Inc. (8)	245,808	1.6%	8,931	36.33	1.6%	Multiple
10	Illumina, Inc.	193,136	1.3%	8,096	41.92	1.5%	October 2023

	Total / weighted-average (9)	4,749,818	31.1%	$231,222	$48.68	42.4%

(1)	Based on current annualized base rent. Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.
(2)	The Company’s tenant is Human Genome Sciences (HGS), a wholly owned subsidiary of GlaxoSmithKline plc (GSK).
(3)	On April 3, 2013, the Company entered into a build-to-suit transaction to construct two new buildings pre-leased to Regeneron for a 15 year term totaling approximately 297,000 square feet at Landmark at Eastview. 2,833 square feet will expire in July 2015, 7,568 square feet in January 2017, 314,173 square feet in July 2024 and 678,792 square feet in July 2029.
(4)	81,204 square feet are leased with a subsidiary of Vertex Pharmaceuticals Incorporated. 292,758 square feet expire January 2016, 20,608 square feet expire May 2017, 290,716 square feet expire May 2018 and 81,204 square feet expire January 2019.
(5)	343,000 square feet expire August 2018 and 75,003 square feet expire October 2018.
(6)	This tenant guarantees rent on 49,866 square feet leased at the Center for Life Science | Boston.
(7)	3,134 square feet expire January 2018 and 410,411 square feet expire January 2025.
(8)	46,013 square feet expire December 2015, 39,505 square feet expire January 2021 and 160,290 square feet expire December 2021.
(9)	Without regard to any early lease terminations and/or renewal options.

SAME PROPERTY ANALYSIS

JUNE 30, 2014

(Dollars in thousands)

	Three Months Ended
	6/30/14	6/30/13	Percent Change
Total Same Property Portfolio (1)
Rentable square feet	12,745,621	12,745,621
Percent of total portfolio	74.2%	78.4%
Percent leased	89.1%	87.2%
Revenues:
Rental	$104,457	$102,786	1.6%
Tenant recoveries	37,050	32,414	14.3%

Total revenues	141,507	135,200	4.7%
Expenses:
Rental operations	43,545	39,189	11.1%

Same property net operating income (2)	$97,962	$96,011	2.0%

Less straight line rents, fair-value lease revenue, lease incentive revenue, and bad debt expense	(185)	(4,363)	(95.8%)

Same property net operating income - cash basis (2) (3) (4)	$97,777	$91,648	6.7%

Rental revenue - cash basis (3)	$103,427	$97,357	6.2%

(1)	The Same Property portfolio includes properties in the total portfolio that were stabilized or in lease up throughout the full quarter in both the current year and the prior year.
(2)	For a definition and discussion of net operating income, see page 36. For a quantitative reconciliation of net operating income to net income in accordance with GAAP, see page 15.
(3)	Represents rents on a “cash-on-cash” basis.
(4)	Excludes the King of Prussia property, which was removed from the same property portfolio and placed into development potential during Q2 2014. Including the King of Prussia property in the same property portfolio, cash basis net operating income would have increased 3.2% over the same period in 2013.

FUTURE LEASE COMMENCEMENTS

JUNE 30, 2014

	Operating & Redevelopment		Development		Total
Expected Commencement Quarter (1)	GAAP (2)	Cash (3)	GAAP (2)	Cash (3)	GAAP (2)	Cash (3)
	(In thousands)
3Q14	$9,041	$6,846	$5,823	$4,625	$14,864	$11,471
4Q14	5,477	5,040	869	—	6,346	5,040
1Q15	8,264	4,550	1,643	1,286	9,907	5,836
2Q15	—	1,862	1,626	—	1,626	1,862
3Q15	2,916	7,978	—	574	2,916	8,552
4Q15	208	1,132	27,487	24,586	27,695	25,718
2016	375	1,404	1,858	3,593	2,233	4,997

	$26,281	$28,812	$39,306	$34,664	$65,587	$63,476

(1)	Current estimates of future lease commencement timing. Actual results may vary from current estimates. Excludes unconsolidated joint ventures.
(2)	The annualized GAAP monthly rent (GABR).
(3)	The annualized first monthly cash rent payment due (CABR).

ACQUISITIONS

JUNE 30, 2014

Acquisitions Detail for 2014:	Market	Closing Date	Rentable Square Feet	Investment	Percent Leased at Acquisition

Property
				(In thousands)
First Quarter 2014
None

Second Quarter 2014
100 College (1)	University Related - Other	April 4, 2014	510,419	$191,000	99.1%
300 George (2)	University Related - Other	April 4, 2014	518,940	117,000	98.7%
430 Cambridge Science Center (3)	Cambridge, UK	May 15, 2014	42,410	24,400	100.0%

Second quarter total (4)			1,071,769	$332,400	98.9%

Total 2014 Acquisitions			1,071,769	$332,400	98.9%

(1)	Investment includes a minority interest of $5.0 million, an assumed construction loan of $21.7 million and approximately $102.3 million in estimated completion costs.
(2)	Investment includes a minority interest of $5.0 million and an assumed mortgage note payable of $46.3 million.
(3)	Investment includes £11.95 million to be paid upon completion of the building in Q3 2015.
(4)	Excludes approximately 2.3 million square feet of estimated potential development resulting from a 99-year ground lease entered into with Drexel University for approximately $18.2 million during the quarter.

LEASING ACTIVITY (1)

JUNE 30, 2014

	Leased Square Feet	Current Annualized Base Rent per Leased Sq Ft	GAAP Annualized Base Rent per Leased Sq Ft	Forward-Leased Square Feet	Current Annualized Base Rent per Forward- Leased Sq Ft	GAAP Annualized Base Rent per Forward- Leased Sq Ft
Leased Square Feet as of March 31, 2014	14,416,305			220,205
Acquisitions	1,060,442	$23.04	$23.24
Expirations	(811,921)	21.01	20.45
Terminations	(167,249)	43.04	39.78
Forward-lease delivery	117,378	32.65	35.72	(117,378)	$32.65	$35.72
Renewals and extensions	319,067	15.26	15.73
New leases - 1st generation (2)	193,532	20.21	21.16
New leases - 2nd generation (2)	114,302	26.12	29.17	130,234	28.59	31.23
New leases - pre-leased	55,084	31.27	34.91

Leased Square Feet as of June 30, 2014	15,296,940			233,061

	Three Months Ended
Leased Square Feet	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13
Renewals and extensions	319,067	173,117	89,297	110,563	475,250
New leases	493,152	307,332	352,541	229,535	422,770

Gross Leasing Activity	812,219	480,449	441,838	340,098	898,020

Net Absorption (3)	(234,891)	96,103	186,657	111,265	(45,377)

(1)	Leasing activity for leases signed during the periods presented, which may be different than the period of actual occupancy.
(2)	For definitions of first and second generation leases, see page 36.
(3)	Net absorption is calculated as total square footage of new leases (excluding pre-leased), renewals, and forward-lease deliveries, less expirations and terminated square feet for the given period.

TENANT IMPROVEMENTS, LEASING COMMISSIONS AND TENANT CONCESSIONS

JUNE 30, 2014

	Three Months Ended
	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13
Renewals and Extensions (1)
Number of renewals	16	10	7	13	12
Square feet	319,067	173,117	89,297	110,563	475,250
Tenant improvement costs per square foot (2)	$1.05	$19.11	$5.27	$—	$1.42
Leasing commission costs per square foot (2)	2.17	3.80	3.99	0.65	4.28
Tenant concession costs per square foot (2) (3)	0.37	—	0.97	1.21	0.03

Total tenant improvement, leasing commission, and tenant concession costs psf	$3.59	$22.91	$10.23	$1.86	$5.73

New Leases - 1st Generation (4)
Number of leases	16	13	11	16	5
Square feet	193,532	133,811	63,231	199,909	86,717
Tenant improvement costs per square foot (2)	$56.63	$60.47	$34.00	$105.63	$49.52
Leasing commission costs per square foot (2)	5.27	12.45	6.97	9.81	9.61
Tenant concession costs per square foot (2) (3)	7.49	5.24	0.77	19.96	19.11

Total tenant improvement, leasing commission, and tenant concession costs psf	$69.39	$78.16	$41.74	$135.40	$78.24

New Leases - 2nd Generation (4)
Number of leases	28	36	16	8	2
Square feet	244,536	173,521	289,310	29,626	39,053
Tenant improvement costs per square foot (2)	$37.34	$103.64	$34.60	$0.71	$27.05
Leasing commission costs per square foot (2)	9.59	5.88	9.33	0.72	8.12
Tenant concession costs per square foot (2) (3)	5.84	12.63	4.20	1.62	—

Total tenant improvement, leasing commission, and tenant concession costs psf	$52.77	$122.15	$48.13	$3.05	$35.17

New Leases - Pre-Leased
Number of leases	3	—	—	—	1
Square feet	55,084	—	—	—	297,000
Tenant improvement costs per square foot (2)	$67.75	$—	$—	$—	$100.00
Leasing commission costs per square foot (2)	18.29	—	—	—	11.00
Tenant concession costs per square foot (2) (3)	9.99	—	—	—	14.29

Total tenant improvement, leasing commission, and tenant concession costs psf	$96.03	$—	$—	$—	$125.29

Total
Number of renewals/leases	63	59	34	37	20
Square feet	812,219	480,449	441,838	340,098	898,020
Tenant improvement costs per square foot (2)	$29.74	$61.16	$28.59	$62.15	$39.78
Leasing commission costs per square foot (2)	6.24	6.96	7.92	6.04	7.19
Tenant concession costs per square foot (2) (3)	4.37	6.02	3.06	12.26	8.18

Total tenant improvement, leasing commission, and tenant concession costs psf	$40.35	$74.14	$39.57	$80.45	$55.15

(1)	Does not include retained tenants that have relocated to new space or expanded into new space.
(2)	Based on management estimates. Assumes all tenant improvement, leasing commission, and tenant concession costs are paid in the calendar year in which the lease is executed, which may be different than the year in which they are actually paid.
(3)	Includes both rent concessions due to free or discounted rent periods and lease incentives paid to tenants.
(4)	Includes forward-leasing activity and retained tenants that have relocated to new space or expanded into new space within the Company’s portfolio. For definitions of first and second generation leases, see page 36.

NON-GAAP FINANCIAL MEASURE DEFINITIONS

JUNE 30, 2014

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and therefore, may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to cash flows from operating, investing or financing activities as a measure of liquidity, computed in accordance with GAAP.

FFO, CFFO and AFFO

We present funds from operations, or FFO, FFO excluding acquisition-related expenses, or CFFO, and adjusted funds from operations, or AFFO, available to common shares and OP units because we consider them to be important supplemental measures of our operating performance and believe they are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO, CFFO and AFFO when reporting their results.

FFO, CFFO and AFFO are intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO, CFFO and AFFO exclude depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, they provide performance measures that, when compared year over year, reflect the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. We compute FFO in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT. As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable property, impairment charges on depreciable real estate, real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures.

We calculate CFFO by adding acquisition-related expenses to FFO. We calculate AFFO by adding to CFFO: (a) non-cash revenues and expenses, (b) recurring capital expenditures and second generation tenant improvements and (c) leasing commissions.

Our computations may differ from the methodologies for calculating FFO, CFFO and AFFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO, CFFO and AFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO, CFFO and AFFO should not be considered alternatives to net income/(loss) (computed in accordance with GAAP) as indicators of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as indicators of our liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. FFO, CFFO and AFFO should be considered only as supplements to net income computed in accordance with GAAP as measures of our operations.

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA), and Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We calculate Adjusted EBITDA by adding to EBITDA: (a) noncontrolling interests in our operating partnership, (b) non-cash adjustments for securities, (c) gains or losses from sales of real estate and (d) acquisition-related expenses, and by subtracting from EBITDA (x) lease termination fees related to 4570 Executive Drive, (y) net realized gains on investments in securities for the three months ended March 31, 2014, and (z) termination fees from Elan Corporation at our Oyster Point property in 2013. Management uses EBITDA and Adjusted EBITDA as indicators of our ability to incur and service debt. In addition, we consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation and interest, which permits investors to view income from operations without the impact of non-cash depreciation or the cost of debt. However, because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility is limited.

Coverage Ratios

We present interest and fixed charge ratios as supplemental liquidity measures. Management uses these ratios as indicators of our financial flexibility to service current interest expense and debt amortization from current cash net operating income. In addition, we believe that these coverage ratios represent common metrics used by securities analysts, investors and other interested parties to evaluate our ability to service fixed cash payments. However, because these ratios are derived from Adjusted EBITDA, their utility is limited by the same factors that limit the usefulness of Adjusted EBITDA as a liquidity measure.

Net Operating Income (NOI)

We use net operating income, or NOI, as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. We compute NOI by adding or subtracting certain items from net income, noncontrolling interest in the operating partnership, gains/losses from investment in unconsolidated partnerships, interest expense, interest income, depreciation and amortization and general and administrative expenses. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

DEFINITIONS

JUNE 30, 2014

Property Status

Redevelopment

Represents properties that we are currently preparing for their intended use, and accordingly are capitalizing interest and other costs as of the end of the quarter.

Pre-development

Represents development properties that are engaged in activities related to planning, entitlement or other preparations for future construction.

Development

Represents properties that we are currently developing through ground up construction.

Development Potential

Represents estimates of the additional rentable square footage that we could put into service if management made the strategic election to pursue additional development.

Lease Type

First Generation

Leases on space which, in management’s evaluation, require significant improvements to prepare or condition the premises for its intended purpose or enhance the value of the property. This generally includes capital expenditures for development, redevelopment or repositioning a property.

Second Generation

Leases which are not considered by management to be first generation leases.

Pre-Leased

Leases on space that, prior to the execution, was classified as Pre-Development or Development Potential and is expected to enter the Company’s operating portfolio at a future date.

Forward-Leased

Leases on space which is currently occupied and which are expected to commence upon vacancy of the existing tenants.

Recurring Capital Expenditures

Recurring capital expenditures exclude (1) items associated with the expansion of a building or its improvements, (2) renovations to a building which change the underlying classification of the building, incurred to prepare or condition the premises for its intended purpose (for example, from office to laboratory) or (3) capital improvements that represent an addition to the property rather than the replacement of property, plant or equipment.

Bond Covenants

Calculated in accordance with the covenants contained in the indenture that governs the terms of the Company’s unsecured senior notes due 2020 and supplemental and base indentures that govern the terms of the Company’s unsecured senior notes due 2016, unsecured senior notes due 2019, and unsecured senior notes due 2022, which are included as exhibits to the Company’s Forms 8-K filed with the SEC on April 30, 2010, March 30, 2011, June 28, 2012, and April 23, 2014, respectively. The covenants for the unsecured senior notes due 2020, unsecured senior notes due 2016, unsecured senior notes due 2019, and unsecured senior notes due 2022 are identical, except that the unencumbered total asset value definition for the unsecured senior notes due 2020 includes investments in unconsolidated partnerships accounted for under the equity method of accounting, whereas the unencumbered total asset value definition for the unsecured senior notes due 2016, unsecured senior notes due 2019, and unsecured senior notes due 2022 excludes such investments in unconsolidated partnerships.